Exhibit 10.38

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is entered into as of January 2, 2025 (the “Effective Date”), by and between CANDID THERAPEUTICS INC., a company organized under the laws of Delaware having an address at 11622 El Camino Real, Suite 150, San Diego, CA 92130, (“Candid” or “Licensee”) and WUXI BIOLOGICS (SHANGHAI) CO., LTD., a corporation organized and existing under the laws of China, with its principal business office located at [***], Pudong New Area, Shanghai [***], together with its Affiliates (“WuXi Biologics” or “Licensor”). Licensee and WuXi Biologics may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, WuXi Biologics owns certain antibodies and patents, know-how, and other intellectual property relating thereto;

WHEREAS, Candid is an innovative biotechnology company dedicated to advancing the treatment of a range of immunological conditions.

WHEREAS, Licensee desires to obtain an exclusive license to develop, manufacture, and commercialize the Licensed Antibodies and Products in the Field (each as defined below) and WuXi Biologics desires to grant to Licensee such license.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee, on behalf of itself and its Affiliates, and WuXi Biologics, on behalf of itself and its Affiliates, hereby agree as follows:

1.	DEFINITIONS

1.1 “Affiliate” means, with respect to any party, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such party, but for only so long as such control exists. As used in this Section 1.1, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity.

1.2 “Annual Net Sales” means the total Net Sales during a particular Calendar Year.

1

CONFIDENTIAL

1.3 “Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state, and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including NDAs) of or from any court, Regulatory Authority, or governmental agency or authority having jurisdiction over or related to the subject item.

1.4 “Auditor” has the meaning set forth in Section 4.9.

1.5 “Business Days” means a day other than (a) a Saturday or a Sunday or (b) a day when a bank in Taiwan or Mainland China is closed for business.

1.6 “Calendar Quarter” means each respective period of three (3) consecutive months ending on March 31, June 30, September 30, and December 31, or such other quarterly dates as Licensee may elect to correspond with Licensee’s fiscal year.

1.7 “Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.

1.8 “CD3 Patents” means any and all Patents Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or at any time during the Term [***]. A list of the CD3 Patents as of the Effective Date is attached as Schedule 3 hereto and shall be updated by WuXi Biologics from time to time during the Term, including as requested by Licensee.

1.9 “CD19 Patents” means any and all Patents Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or at any time during the Term [***]. A list of the CD19 Patents as of the Effective Date is attached as Schedule 3 hereto and shall be updated by WuXi Biologics from time to time during the Term, including as requested by Licensee.

1.10 “Claim” has the meaning set forth in Section 7.1.

1.11 “Combination Product” means any pharmaceutical product that comprises, contains, or incorporates (a) a Product and (b) at least one other active ingredient that is not the Product, either co-formulated or packaged together and sold as a single unit for a single price. For clarity, a “Combination Product” does not include any combination therapy that includes (x) the Product and (y) at least one other product which is not a Product, either administered or prescribed jointly, but which are not sold together for a single price.

1.12 “Commercialization” means the conduct of all activities undertaken before and after Regulatory Approval relating to the promotion, sales, marketing, medical support, and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling, and delivering) of a product, including sales force efforts, detailing, advertising, market research, market access (including price and reimbursement activities), medical education and information services, publication, scientific and medical affairs, advisory and collaborative activities with opinion leaders and professional societies including symposia, marketing, sales force training, and sales (including receiving, accepting, and filling product orders) and distribution. “Commercialize” and “Commercialized” have correlative meanings.

CONFIDENTIAL

1.13 “Commercially Reasonable Efforts” means, with respect to Licensee’s obligations to Develop, seek NDA Approval, and Commercialize a Product under this Agreement, those reasonable efforts and resources consistent with its usual practices in the development, manufacture, and commercialization of a pharmaceutical product controlled by a company in the biopharmaceutical industry of comparable size, which is at a similar stage of research, development, or commercialization, is in a similar therapeutic and disease area, and is of similar market potential, taking into account such product’s: (a) profile of efficacy and safety; (b) proprietary position, including patent and regulatory exclusivity or the broader third party patent landscape; (c) regulatory status, including anticipated or approved labeling and anticipated or approved post-approval requirements; (d) present and future market and commercial potential, including competitive market conditions and the expected and actual profitability and return on investment; (e) development or manufacturing costs, timelines and budgets, availability of supply; (f) the expected and actual competitiveness of alternative products (including generic or biosimilar products) under development or sold in the marketplace; (g) relative strategic value with respect to other antibodies and products in its portfolio of antibodies and products; and (h) all other relevant factors, including technical, legal, scientific, and medical factors.

1.14 “Confidentiality Agreement” means that certain Confidential Disclosure Agreement made between the Parties with an Effective Date of [***].

1.15 “Confidential Information” means all Know-How and other proprietary scientific, marketing, financial, or commercial information or data that is generated by or on behalf of a Party or its Affiliates or which one Party or any of its Affiliates has supplied or otherwise made available to the other Party or its Affiliates, whether made available orally, in writing, or in electronic form, including information comprising or relating to concepts, discoveries, inventions, data, designs, or formulae in relation to this Agreement. Confidential Information shall include: (a) the terms and conditions of this Agreement, and (b) Confidential Information disclosed by either Party pursuant to the Confidentiality Agreement. Notwithstanding the foregoing, Licensed Know-How directly related to the Licensed Antibodies and Products being Developed, Manufactured, or Commercialized by or on behalf of Licensee, its Affiliates, or Sublicensees shall be deemed the Confidential Information of both Parties.

1.16 “Control” or “Controlled” means, with respect to any Know-How, Patents, or other intellectual property rights, the legal authority or right (whether by ownership, license, or otherwise, but without taking into account the license granted pursuant to Section 2.1) of a Party to grant access, a license, or a sublicense of or under such Know-How, Patents, or other intellectual property rights to the other Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.17 “Cover”, “Covering” or “Covered” means, with respect to a product, composition, technology, process, or method and a Patent, that, in the absence of ownership of or a license granted under such Patent, the manufacture, use, offer for sale, sale, or importation of such product or composition or the practice of such technology, process, or method would infringe on a claim in such Patent (or, in the case of a claim of a pending patent application, would infringe on such claim if it were to issue as a claim of an issued patent) in the country where such activity occurred.

CONFIDENTIAL

1.18 “Development” means all research and development activities for any product (whether alone or for use together, or in combination, with another active agent or pharmaceutical product as a combination product or combination therapy) that are directed to obtaining Regulatory Approval(s) of such product and lifecycle management of such product in any country in the world, including activities directed to improvement, modifications or enhancement of a product, all non-clinical, preclinical, and clinical testing and studies of such product; toxicology, pharmacokinetic, and pharmacological studies; statistical analyses; assay development; protocol design and development; the preparation, filing, and prosecution of any NDA for such product; development activities directed to label expansion and/or obtaining Regulatory Approval for one or more additional indications following initial Regulatory Approval; development activities conducted after receipt of Regulatory Approval; and all regulatory affairs related to any of the foregoing. “Develop” and “Developed” have correlative meanings.

1.19 “Europe” means United Kingdom, the European Union (as such entity is comprised as of the date of inquiry) and Switzerland.

1.20 “Executive Officers” means (a) with respect to Licensee, the Chief Executive Officer (or his or her designee), and (b) with respect to WuXi Biologics, the Chief Executive Officer (or his or her designee).

1.21 “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

1.22 “Field” means all human and non-human use, including for all research, diagnostic and therapeutic purposes.

1.23 “Field Infringement” has the meaning set forth in Section 5.3(a).

1.24 “First Commercial Sale” means, on a Product-by-Product basis, the first sale by Licensee or any of its Affiliates or Sublicensees to a Third Party (other than a Sublicensee) for end use of such Product in the Territory after Regulatory Approval has been granted with respect to such Product in the Territory.

1.25 “Governmental Authority” means any national, international, federal, state, provincial, or local government, or political subdivision thereof, or any multinational organization or any authority, agency, or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.26 “ICH” means the International Conference on Harmonization (of Technical Requirements for Registration of Pharmaceuticals for Human Use).

1.27 “IND” means an investigational new drug application or equivalent application filed with the applicable Regulatory Authority, which application is required to commence human clinical trials in the applicable country.

1.28 “Indemnified Party” has the meaning set forth in Section 7.3.

CONFIDENTIAL

1.29 “Indemnifying Party” has the meaning set forth in Section 7.3.

1.30 “Inventions” means all data, results, discovery, finding, process, improvement, method, composition of matter, article of manufacture, and other inventions, whether or not patentable, discovered, made, conceived, or reduced to practice, in the course of activities performed under this Agreement, together with all intellectual property rights therein.

1.31 “Know-How” means any and all technical information, know-how, and data, including Inventions, discoveries, trade secrets, specifications, instructions, chemical structure, sequences, processes, formulae, compositions of matter, cells, cell lines, assays, animal models, and other physical, biological, or chemical materials, knowledge, skill, expertise and other technology applicable to, development, manufacture, registration, use, or marketing or to methods of assaying or testing them, and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, and analytical, safety, nonclinical, and toxicological and clinical data, statistical analyses, expert opinions and reports, study designs and protocols, full batch documentation, packaging records, release, stability, storage and shelf-life data, and manufacturing process information, results or descriptions, regulatory documents, data and filings, instructions, processes, formulae, expertise, and information relevant to the research, development, use, importation, offering for sale, or sale of, or which may be useful in studying, testing, or developing products. Know-How excludes Patents.

1.32 “Licensed Antibody” or “Licensed Antibodies” means [***] ..

1.33 “Licensed IP” means the Licensed Know-How and the Licensed Patents.

1.34 “Licensed Know-How” means any and all Product Know-How, WuXi Biologics Platform Know-How and WuXi Biologics [***] Know-How.

1.35 “Licensed Patent(s)” means (a) other than WuXi Biologics Platform Patents, WuXi Biologics [***] Patents or Product Patents, all Patents that are Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or during the Term that (i) Cover any Product Know-How, Licensed Antibody, or Product and (ii) are necessary (or, with respect to Patent applications, would be necessary if such Patent applications were to issue as Patents) for the research, Development, Manufacture, use, Commercialization or other exploitation of any Licensed Antibody or Product in the Field in the Territory; (b) any and all Product Patents; (c) any and all WuXi Biologics Platform Patents; and (d) any and all WuXi Biologics [***] Patents. A list of the Licensed Patents in clause (a) above as of the Effective Date is attached as Schedule 4 hereto and shall be updated by WuXi Biologics from time to time during the Term, including as requested by Licensee.

1.36 “Licensee Indemnitee” has the meaning set forth in Section 7.2.

1.37 “Losses” has the meaning set forth in Section 7.1.

1.38 “Manufacture” means all activities related to the manufacture of Products, including, but not limited to, manufacturing supplies for research, Development or Commercialization, packaging, in-process and finished product testing, pharmaceutical development including process development and validation, release of product, or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of products, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing. “Manufactured” have correlative meanings.

CONFIDENTIAL

1.39 “NDA” means a new drug application or equivalent application, and all amendments and supplements thereto, filed with the applicable Regulatory Authority in the Territory.

1.40 “NDA Approval” means, with respect to a product, approval of an NDA by the applicable Regulatory Authority for marketing and sale of such product in the Territory.

1.41 “Net Sales” means, with respect to any Product, [***]

1.42 “Patents” means (a) all patents, certificates of invention, patent applications, applications for certificates of invention, priority patent filings, and patent applications, (b) any renewals, divisions, continuations (in whole or in part), or requests for continued examination of any of such patents, certificates of invention and patent applications, and any and all patents or certificates of invention issued thereon, and any and all reissues, reexaminations, extensions, supplementary protection certificates, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing, and (c) other patents or patent applications claiming priority directly or indirectly to any such patent or patent application or any patent or patent application from which a patent or patent application claim direct or indirect priority.

1.43 “PCT” means Patent Cooperation Treaty administered by the World Intellectual Property Organization (WIPO).

1.44 “Phase I Clinical Trial” means a clinical trial of a Product in humans that satisfies the requirements for a Phase I study as defined in 21 CFR 312.21(a) (or any amended or successor regulations), regardless of where such clinical trial is conducted.

1.45 “Phase II Clinical Trial” means a clinical trial of a Product in humans that satisfies the requirements for a Phase II study as defined in 21 CFR § 312.21(b) (or any amended or successor regulations), regardless of where such clinical trial is conducted.

1.46 “Phase III Clinical Trial” means a clinical trial of a Product in humans that satisfies the requirements for a Phase III study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations), regardless of where such clinical trial is conducted.

1.47 “Product(s)” means any pharmaceutical product that contains a Licensed Antibody, whether alone or in combination with other active ingredients, in any form, presentation, dosage, or formulation, and for any mode of administration.

1.48 “Product Know-How” means all Know-How that WuXi Biologics or any of its Affiliates Controls as of the Effective Date or during the Term that is necessary or reasonably useful for the research, Development, Manufacture, sell, offer for sale, import, export, Commercialization or other exploitation of the Licensed Antibody or Product in the Field in the Territory. For clarity, Product Know-How shall not include any development and/or manufacturing process and analytical methods generally used in providing CMC Development and manufacturing services of biological products and not solely or specifically for any Licensed Antibody or Product unless such process or method has been used with, used for, or incorporated in the Licensed Antibody or Product as of the Effective Date.

CONFIDENTIAL

1.49 “Product Patent(s)” means (a) any Patent Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or during the Term that has a claim [***]that Covers the Licensed Antibody and any and all other Patents that claim priority to or share priority with such Patents. For clarity, the Product Patent(s) shall exclude any WuXi Biologics Platform Patents and any WuXi Biologics [***] Patents. Notwithstanding the foregoing, if, during the Term, any of the WuXi Biologics Platform Patents [***]then such Patents shall be deemed as Product Patents. A list of the Product Patents as of the Effective Date is attached as Schedule 1 hereto and shall be updated by WuXi Biologics from time to time during the Term, including as requested by Licensee.

1.50 “Regulatory Approval” means any and all approvals (including NDA Approval and, where relevant, pricing and reimbursement approval), licenses, registrations, permits, notifications, and authorizations (or waivers) of any Regulatory Authority that are necessary for the manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale, or other commercialization of a product in any country or jurisdiction.

1.51 “Regulatory Authority” means any Governmental Authority that has responsibility in its applicable jurisdiction over the testing, development, manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale, or other commercialization of pharmaceutical products in a given jurisdiction, including the FDA or any successor agency of the foregoing having regulatory jurisdiction over the manufacture, distribution, and sale of drugs in the Territory, and any Governmental Authority whose review or approval of pricing or reimbursement of such product is required.

1.52 “Regulatory Filing” means all applications, filings, submissions, approvals, licenses, registrations, permits, notifications, and authorizations (or waivers) with respect to the testing, Development, Manufacture, or Commercialization of any product made to or received from any Regulatory Authority in a given country, including any INDs and NDAs.

1.53 “Royalty Term” has the meaning set forth in Section 4.4(b).

1.54 “SEC” means the U.S. Securities and Exchange Commission, or any successor entity or its foreign equivalent in the Territory, as applicable.

1.55 “Sublicensee” means a Third Party to whom Licensee grants a sublicense to Develop, Manufacture, sell, offer for sale, import, export and otherwise Commercialize any Product in the Field in the Territory, beyond the mere right to purchase Products from Licensee and its Affiliates, and excluding contract research and manufacturing organizations, wholesalers, full-service distributors that do not promote the sale of the Product, and other similar physical distributors. In no event shall WuXi Biologics or any of its Affiliates be deemed a Sublicensee.

1.56 “Sublicense Income” means all payments received by Licensee and its Affiliates from any Third Party as consideration for the grant to such Third Party of a (sub)license under any Licensed Know-How or Licensed Patent. Notwithstanding the foregoing, Sublicense Income shall exclude: [***].

CONFIDENTIAL

1.57 “Targets” means collectively [***].

1.58 “Technical Information” means all information, data, trade secrets, know-how, methods of research, development, manufacture, processes, documents and materials related to the Licensed Antibodies, Product Patents or Licensed IP, and proprietary information, whether patentable or unpatentable, related to the Licensed Antibodies, Product Patents or Licensed IP.

1.59 “Term” has the meaning set forth in Section 9.1.

1.60 “Territory” means worldwide.

1.61 “Third Party” means any entity other than Licensee or WuXi Biologics or an Affiliate of either of them.

1.62 “Third Party Infringement Claim” has the meaning set forth in Section 5.4.

1.63 “U.S.” means the United States of America, including its territories and possessions.

1.64 “Valid Claim” means (a) a claim of an issued and unexpired patent that has not been revoked or held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied, or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer, or otherwise, or (b) a claim of a pending patent application that was filed and is being prosecuted in good faith and that has not been pending for more than [***], or has not been cancelled, withdrawn, abandoned, or finally rejected by an administrative agency action from which no appeal can be taken.

1.65 “WuXi Biologics Indemnitee” has the meaning set forth in Section 7.1.

1.66 “WuXi Biologics [***]” means, collectively, [***]

1.67 “WuXi Biologics [***] Know-How” means any and all Know-How that are Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or during the Term that is necessary or useful for the research, Development, Manufacture, Commercialization or other exploitation of the [***] within the WuXi Biologics [***] Patents.

1.68 “WuXi Biologics [***] Patents” means any and all CD3 Patents and/or CD19 Patents.

1.69 “WuXi Biologics Platform IP” means, collectively, the WuXi Biologics Platform Know-How and WuXi Biologics Platform Patents.

CONFIDENTIAL

1.70 “WuXi Biologics Platform Know-How” means all Know-How that WuXi Biologics or any of its Affiliates Controls as of the Effective Date or during the Term that is necessary or reasonably useful for use of the WuXi Biologics Platform Technology to research, Development, Manufacture, sell, offer for sale, import, export, Commercialization or other exploitation of the Licensed Antibody or Product in the Field in the Territory but that is in all cases not Know-How that is specifically directed to any Licensed Antibody and Product. For clarity, WuXi Biologics Platform Know-How shall not include any development and/or manufacturing process and analytical methods generally used in providing CMC Development and manufacturing services of biological products and not solely or specifically for any Licensed Antibody or Product.

1.71 “WuXi Biologics Platform Patents” means any Patents that (a) are Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date or at any time during the Term, and (b) claims or otherwise discloses any WuXi Biologics Platform Know-How. The WuXi Biologics Platform Patents as of the Effective Date are listed in Schedule 2, which may be updated from time to time by WuXi Biologics.

1.72 “WuXi Biologics Platform Technology” means WuXi Biologics’ proprietary technology to generate a bispecific, tri-specific or other multi-specific antibody that may be used to generate a Licensed Antibody or Product, as claimed in patent application [***].

2.	GRANT OF LICENSES

2.1 Licenses Granted to Licensee WuXi Biologics grants, will grant, and hereby grants to Licensee an exclusive, irrevocable (except as provided in Section 9.3), non-transferrable (except as provided in Section 11.6), royalty-bearing license, with the right to grant sublicenses through multiple tiers as provided in Section 2.2 and to appoint subcontractors, to and under the Licensed IP to research, Develop and have Developed, Manufacture and have Manufactured, sell, offer for sale, have sold, import and have imported, export and have exported, and otherwise Commercialize the Licensed Antibody and Products in the Field in the Territory.

2.2 Sublicenses. Licensee shall have the right to grant sublicenses, through multiple tiers of sublicensees, under the license granted in Section 2.1 to its Affiliates and other Third Parties, provided that (i) WuXi Biologics’ obligations to such sublicensed Affiliate or Third Party Sublicensee will be no broader than WuXi Biologics’ obligations were to Licensee under this Agreement prior to the grant of such a sublicense, (ii) the rights granted to such sublicensed Affiliate or Third Party Sublicensee under the Licensed IP will be consistent with the rights granted to Licensee under Section 2.1 applicable to the scope of the sublicense granted to such Affiliate or Third Party Sublicensee, (iii) Licensee shall provide a copy of such sublicense granted to a Sublicensee to WuXi Biologics within [***] after execution of such sublicense, which copy may be redacted in Licensee’s sole discretion as to terms not reasonably applicable to determining Licensee’ compliance with its obligations under this Agreement. (iv) the terms of each sublicense (and any sub-sublicense) agreement shall be substantially consistent with all applicable terms of this Agreement, and (v) any such sublicenses shall be substantially consistent with the terms and conditions of this Agreement and Licensee remains primarily responsible for the actions or omissions of its Sublicensees. For the avoidance of doubt, Licensee may engage any Third Party sub-contractors and grant sublicenses to such Third Party sub-contractors without prior notification to or approval by WuXi Biologics.

CONFIDENTIAL

2.3 Licensor Retained Rights. Subject to WuXi Biologics’ obligations under Section 3.6, WuXi Biologics and its Affiliates retain the right under the WuXi Biologics [***], WuXi Biologics [***] Know-How, WuXi Biologics Platform Patents and WuXi Biologics Platform Know-How to research, Develop and have Developed, Manufacture and have Manufactured, sell, offer for sale, have sold, import and have imported, export and have exported, and otherwise Commercialize any product that is not a Licensed Antibody or Product.

2.4 No Implied Licenses. Except as set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, under or to any Patents, Know-How, or other intellectual property owned or controlled by the other Party.

3.	DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION

3.1 Development and Manufacture. Subject to the terms and conditions of this Agreement, Licensee shall have the sole and exclusive right and responsibility, at its own expense, for the Development, Manufacture and other exploitation of Products in the Field in the Territory. At Candid’s request, WuXi Biologics shall [***] to provide prioritization for any [***] studies for the Product. At Candid’s request, WuXi Biologics shall [***] to provide prioritization for the Product on the initial chemistry, manufacturing and controls activities for [***].

3.2 Development and Manufacture Diligence. Commencing on the date of this Agreement and ending upon completion of the first Phase I Clinical Trial, Licensee, itself or through its Affiliates and Sublicensees, shall use Commercially Reasonable Efforts to Develop [***] Product in the Field in the Territory. Licensee shall update WuXi Biologics on an annual basis regarding its significant Development activities with respect to the Products in the Territory. Each such update shall provide a high level summary of Licensee’s, its Affiliates’, and its Sublicensees’ significant Development activities with respect to Products in the Field in the Territory.

3.3 Regulatory Responsibilities. Licensee shall have the sole and exclusive right and responsibility, [***], to seek to obtain and maintain Regulatory Approvals for the Products in the Field in the Territory and to handle all related regulatory matters, including, without limitation, the development and implementation of Licensee’s regulatory strategy for Products, any communications with any Regulatory Authorities, preparation and maintaining regulatory materials. Whenever Licensee files an IND for a Product in the Field in any country/region in the Territory, upon Licensee’s reasonable request, WuXi Biologics shall provide reasonable assistance as necessary or desirable for Licensee in such filing process to obtain and maintain Regulatory Approvals with respect to such Products in the Field, [***].

3.4 Commercialization. Subject to the terms and conditions of this Agreement, Licensee shall have the sole and exclusive right and responsibility, [***], for the Commercialization of Products in the Field in the Territory.

CONFIDENTIAL

3.5 Commercialization Diligence. Licensee shall retain at all times sole and complete decision-making authority regarding whether to launch any particular Product in any particular country and any other Commercialization decisions.

3.6 Non-Competition For a period of [***] following the Effective Date, except as expressly permitted under this Agreement, WuXi Biologics shall not [***].

4.	FINANCIAL PROVISIONS

4.1 Upfront Payment. Licensee shall pay to WuXi Biologics a one-time, non-refundable, non-creditable upfront payment of twenty-five million USD (US$25,000,000) for execution of the Agreement within [***] after Licensee’s receipt of an invoice issued by WuXi Biologics for such payment.

4.2 Development and Regulatory Milestones Payments.

(a) Development and Regulatory Milestones. Subject to the remainder of this Section 4.2, Licensee shall pay to WuXi Biologics [***].

Development Milestone Event		Research Milestone Payment
1.	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
	Total	US$150,000,000

(b) Notice and Payment. Licensee shall notify WuXi Biologics in writing within [***] after the achievement of any milestone set forth in this Section 4.2 by Licensee, its Affiliates, or Sublicensees. Licensee shall pay to WuXi Biologics the applicable milestone payments within [***] after Licensee’s receipt of a correct invoice issued by WuXi Biologics for such payment following its receipt of Licensee’s foregoing milestone achievement notice.

4.3 Sales-Based Milestones Payments.

(a) Sales Milestones. Subject to the remainder of this Section 4.3, on a Product-by-Product basis, Licensee shall pay to WuXi Biologics [***].

Aggregate Annual Net Sales of a Product in the Field in the Territory	Sales Milestone Payments
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	US$750,000,000

CONFIDENTIAL

For clarity, each milestone payment set forth in each table above set forth in Section 4.2(a) and Section 4.3(a) shall be paid only once upon first achievement of the corresponding milestone event by a licensed Product to achieve such event, even if such milestone event is achieved multiple times by a single Licensed Product. In no event shall Licensee be obligated to pay more than an aggregate amount of one hundred and fifty million dollars ($150,000,000) under Section 4.2(a) and an aggregate amount of seven hundred and fifty million dollars ($750,000,000) under Section 4.3(a).

(b) Notice and Payment. Licensee shall provide a written notice to WuXi Biologics within [***] after the Annual Net Sales of a Product in the Field in the Territory reaches the values set forth in Section 4.3(a) above. Licensee shall pay to WuXi Biologics the applicable sales milestone payments within [***] after Licensee’s receipt of a correct invoice issued by WuXi Biologics for such payment following its receipt of Licensee’s foregoing milestone achievement notice.

4.4 Royalty Payments.

(a) Royalty Rate. Subject to the other terms of this Section 4.4, [***]

Aggregate Annual Net Sales of a Product in the Field in the Territory	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

(b) Royalty Term. “Royalty Term” means with respect to a Product and a country, commencing on the First Commercial Sale of such Product in such country, until the later of: (i) twelve (12) years from First Commercial Sale of such Product in such country, (ii) the last to expire Valid Claim of Product Patents Covering the composition of matter of such Product in such country, or (iii) the expiry of regulatory exclusivity period for such Product in such country.

(c) Royalty Reductions.

(i) [***]

(ii) [***]

(iii) [***]

(iv) [***]

CONFIDENTIAL

4.5 Payment; Reports. Royalty payments due by Licensee to WuXi Biologics under Section 4.4 shall be calculated and reported for each Calendar Quarter during the Royalty Term. Within [***] after the end of each Calendar Quarter, Licensee shall provide to WuXi a report setting forth the Net Sales of the Products by Licensee and its Affiliates and Sublicensees [***]. After receipt of the royalty report, WuXi Biologics shall issue an invoice to Licensee for the royalties set forth in the royalty report and Licensee shall pay the royalties within [***] after receipt of a correct invoice issued by WuXi Biologics for such royalties.

4.6 Sublicense Payments.

(a) Sublicense Payments. If Licensee grants a sublicense to a Third Party under Section 2.2, Licensee shall pay WuXi Biologics a share of Sublicense Income pursuant to this section 4.6(a). [***]

Development stage at the time of the effective date of the applicable Sublicense	Percentage of Sublicense Income
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) Payments under Section 4.6(a) will be due within [***] of receipt of such Sublicense Income by Licensee or its Affiliates along with a report setting forth in reasonable detail the total amounts received by Licensee or its Affiliates, the calculation of Sublicense Income, and the calculation of amounts due under Section 4.6(a).

4.7 Exchange Rate; Manner and Place of Payment. All references to dollars and “$” herein shall refer to U.S. dollars. All payments hereunder shall be payable in U.S. dollars. With respect to conversion of Net Sales in any currency other than U.S. dollars to U.S. dollars, Licensee or its Affiliates or Sublicensees shall convert the Net Sales for the Products using its then-current standard worldwide currency conversion methodology applied to its external reporting. All payments owed to WuXi Biologics under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by WuXi Biologics, unless otherwise specified in writing by WuXi Biologics.

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4.8 Taxes.

(a) Transaction Taxes. Any consideration under this Agreement is exclusive of any sales or use tax, value-added tax (“VAT”), goods and services tax (“GST”), and other similar indirect taxes (any such taxes, “Transfer Taxes”). Any Transfer Taxes, if applicable, payable on the consideration paid hereunder shall be paid by Licensee at the same time as the payment or provision of such consideration to which it relates, subject to the production of a Valid Invoice by Licensor.

(b) Withholding Taxes. Licensor shall pay any income, remittance, withholding or other taxes on any payment that is required to be withheld at the Licensee’s jurisdiction. Licensee will make all payments to WuXi Biologics under this Agreement without deduction or withholding for taxes, except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment. If Applicable Law requires that taxes be deducted and withheld from a payment made pursuant to this ARTICLE 4, Licensee shall: (i) deduct those taxes from the payment; (ii) pay the taxes to the proper taxing authority; and (iii) send evidence of the obligation together with proof of payment, to the extent available, to WuXi Biologics within [***] following that payment. If Licensor is entitled under any applicable tax treaty to a reduction in the rate of, or the elimination of, any applicable withholding tax, Licensor may deliver to Licensee a completed Internal Revenue Service W-8 form to reduce the applicable rate of withholding or to relieve Licensee of its obligation to withhold such tax, and Licensee shall apply the reduced rate of withholding or dispense with withholding, as the case may be.

4.9 Records; Audit. Licensee shall keep, and shall require its Affiliates and Sublicensees to keep, complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit WuXi Biologics to confirm the accuracy of any sales milestone, royalty payment or Sublicense Income due hereunder. Licensee will keep such books and records for [***] following the Calendar Year to which they pertain, or such longer period of time as may be required by Applicable Laws. Upon reasonable prior notice and during regular business hours at such place or places where such records are customarily kept, Licensee’ records may be inspected on WuXi Biologics’ behalf by an independent certified public accountant (the “Auditor”) selected by WuXi Biologics and reasonably acceptable to Licensee for the sole purpose of verifying for WuXi Biologics the accuracy of the financial reports furnished by Licensee pursuant to this Agreement or of any payments made, or required to be made, to WuXi Biologics pursuant to this Agreement. Before beginning its audit, the Auditor shall execute an undertaking acceptable to each Party by which the Auditor agrees to keep confidential all information reviewed during the audit. Such audits shall be limited to once each Calendar Year. Such Auditor shall not disclose Licensee’s Confidential Information to WuXi Biologics, and shall only report whether the financial reports provided by Licensee and the amount of payments made to WuXi Biologics are correct or not, and the amount of any discrepancies. In the event that the final result of the inspection reveals an undisputed underpayment or overpayment, the underpaid or overpaid amount shall be settled within [***] after the Auditor’s report. [***] unless such audit reveals an underpayment by [***].

4.10 Late Payments. In the event that any payment due under this Agreement is not paid when due in accordance with the applicable provisions of this Agreement, the payment shall accrue interest from the date due at the annual interest rate equal to [***]

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5.	INTELLECTUAL PROPERTY

5.1 Ownership. Inventorship of all inventions made under this Agreement shall be determined in accordance with U.S. patent laws. Subject to the license grants and other rights herein, as between the Parties, each Party shall own and retain all right, title and interest in and to any and all Inventions that are conceived, discovered, developed or otherwise made solely by or on behalf of such Party (or its Affiliates or its or their (sub)licensees), whether or not patented or patentable, and any and all Patents and other intellectual property rights with respect thereto. WuXi Biologics shall promptly provide written disclosure to Licensee of all Inventions.

5.2 Patent Prosecution and Maintenance.

(a) [***], for the preparation, filing(s), prosecution, and/or post grant maintenance of any Product Patents or Licensed Patents (other than WuXi Biologics Platform Patents and WuXi Biologics [***] Patents) claiming the Licensed Antibody, in the Territory. [***], for the preparation, filing(s), prosecution, and/or post grant maintenance of any WuXi Biologics Platform Patents and WuXi Biologics [***] Patents, in the Territory. WuXi Biologics shall keep Licensee reasonably informed regarding the preparation, filing(s), prosecution, and/or post grant maintenance of any such WuXi Biologics [***] Patents, and WuXi Biologics Platform Patents.

(b) IP Assignment. Both Parties shall discuss in good faith if Licensee request WuXi Biologics to assign any Product Patents in the Territory.

5.3 Patent Enforcement.

(a) Notice. Each Party shall notify the other Party within [***] after becoming aware of any alleged or threatened infringement by a Third Party of any Product Patents or Licensed Patents in the Territory, which infringement adversely affects or is expected to adversely affect any Product in the Field, including any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability, or non-infringement of any of the Product Patents or Licensed Patents (collectively, “Field Infringement”).

(b) Enforcement Right.

(i) As between the Parties, Licensee shall have the sole right to bring and control any legal action to enforce the Product Patents in connection with a Field Infringement [***] as it reasonably determines appropriate, [***].

(ii) As between the Parties, WuXi Biologics shall have the first right to bring and control any legal action to enforce the WuXi Biologics [***] Patents or WuXi Biologics Platform Patents in connection with a Field Infringement [***] as it reasonably determines appropriate,[***]. If WuXi Biologics elects not to or fails to initiate an infringement action against such Third Party infringement [***] after written notice of such infringement is first provided by a Party under this Section 5.3(a), Licensee may, [***] initiate legal action in the Territory against any infringer or alleged infringer (or violator) and control and defend such suit [***].

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(iii) WuXi Biologics shall have the sole right to bring and control any legal action to enforce the WuXi Biologics [***] Patents or WuXi Biologics Platform Patents in connection with any infringement other than a Field Infringement [***] as it reasonably determines appropriate, and shall be entitled to keep any and all awards obtained as a result of such legal action conducted by WuXi Biologics.

(c) Collaboration. WuXi Biologics shall provide to Licensee reasonable assistance in such enforcement, [***], including being named in such action if required by Applicable Laws to pursue such action.

(d) Other Infringement. Except as set forth above, each Party shall have the exclusive right to enforce its own Patent against any infringement anywhere in the world.

5.4 Infringement of Third Party Rights. If any Licensed Antibody, Technical Information, Licensed IP, Product used or sold by Licensee, its Affiliates, or Sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of intellectual property rights in a jurisdiction within the Territory (“Third Party Infringement Claim”), Licensee shall promptly notify WuXi Biologics and the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action and may, if appropriate, agree on and enter into a “common interest agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute, [***].

6.	REPRESENTATIONS AND WARRANTIES

6.1 Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Effective Date:

(a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and

(c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument, or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body, or administrative or other agency having jurisdiction over it.

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6.2 Additional WuXi Biologics Representations, Warranties and Covenants. WuXi Biologics represents and warrants as of the Effective Date, and covenants, as applicable, to Licensee that:

(a) Schedule 1, 2, 3 and 4 are complete and accurate lists of all Patents Controlled by WuXi Biologics or any of its Affiliates as of the Effective Date included in the definition of Product Patents, WuXi Biologics Platform Patents, WuXi Biologics [***] Patents, or Licensed Patents and all such Patents listed on Schedule 1, 2, 3 and 4 are (i) solely and exclusively owned by WuXi Biologics, free of any encumbrance, lien, or claim of ownership by any Third Party, and (ii) filed and maintained properly and correctly and, except for the filing fees for [***], all applicable fees have been paid on or before the due date for payment or during any extension thereof;

(b) (i) The Patents set forth in Schedule 1, 2, 3 and 4 constitute all of the Patents Controlled by WuXi Biologics or any of its Affiliates that were actually practiced by WuXi Biologics or its Affiliates, or are necessary or reasonably useful for the Development, manufacture or Commercialization of the Licensed Antibody and Products in the Field in the Territory and (ii) as of the Effective Date, WuXi Biologics or its Affiliates does not own or hold rights to any Patents that would otherwise qualify as a Product Patent or Licensed Patent but for the fact that WuXi Biologics does not Control such Patent;

(c) Each of the Product Patents and Licensed Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent is issued, or such application is pending;

(d) WuXi Biologics has the full authority and right to grant all rights and licenses it purports to grant to Licensee with respect to the Licensed IP under this Agreement, free and clear of any rights therein granted to any Third Party, and, to the extent applicable, WuXi Biologics has the full authority and right to assign all rights it may assign to Licensee with respect to the Product Patents under this Agreement, free and clear of any rights therein granted to any Third Party;

(e) All Licensed IP is owned by WuXi Biologics and is not held under license from any other person or entity, and all Product Patents are owned by WuXi Biologics and not held under license from any other person or entity;

(f) WuXi Biologics has not granted any liens or security interests on any of the Licensed IP or Product Patents, and WuXi Biologics shall not, and shall cause its Affiliates not to, assign, transfer, convey or otherwise encumber its right, title or interest in or to the Licensed IP;

(g) WuXi Biologics has not received any notice from a Third Party that the research or Development of any Licensed Antibody or Product conducted by WuXi Biologics prior to the Effective Date has infringed any Patents or misappropriated any Know-How of any Third Party;

(h) To WuXi Biologics’ knowledge, the Development, use, manufacture, Commercialization, and other exploitation of any Licensed Antibody or Product in the Territory can be carried out as contemplated under this Agreement without infringing any Patents or misappropriating any Know-How owned or controlled by any Third Party;

(i) WuXi Biologics has not as of the Effective Date, and will not during the Term, grant to any Third Party any license, option, or other right, title or interest in or to the Licensed IP or Product Patents that would diminish, conflict with or be inconsistent with the rights granted to Licensee hereunder;

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(j) There is no other agreement between WuXi Biologics or any of its Affiliates and any Third Party pursuant to which WuXi Biologics or its Affiliates has licensed, assigned or otherwise granted ownership in or to any right, title or interest in any Product Patent or Product Know-How that are necessary or useful for the Development, Manufacture, Commercialization or other exploitation of the Licensed Antibody and Products in the Field in the Territory;

(k) (i) No claim or action has been brought or, to WuXi Biologics’ knowledge, threatened, by any Third Party alleging that (A) any of the Product Patents or Licensed Patents are invalid or unenforceable, or (B) the use of the Licensed Know-How infringes or misappropriates, or would infringe or misappropriate, any intellectual property right of any Third Party, and (ii) no facts or circumstances exist that would reasonably be expected to give rise to any such claims described in the foregoing subclause (i);

(l) There are no pending or, to WuXi Biologics’ knowledge, alleged or threatened, (i) inter partes reviews, post-grant reviews, interferences, re-examinations, or oppositions involving the Product Patents or Licensed Patents that are in or before any patent authority (or other Governmental Authority performing similar functions) or (ii) inventorship challenges involving the Product Patents or Licensed Patents that are in or before any patent or other Governmental Authority;

(m) To WuXi Biologics’ knowledge, no Third Party is infringing or misappropriating or has infringed or misappropriated or is threatening to infringe or misappropriate the Licensed IP or Product Patents;

(n) The Product Patents and Licensed Patents have, as of the Effective Date, been diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law. The Product Patents and Licensed Patents have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment;

(o) All current and former officers, employees, agents, and consultants of WuXi Biologics or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any Licensed IP or Product Patents have executed and delivered to WuXi Biologics or its Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to WuXi Biologics or such Affiliate of any Licensed IP or Product Patent. To WuXi Biologics’ knowledge, no current officer, employee, agent, or consultant of WuXi Biologics or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of intellectual property or proprietary information of WuXi Biologics or such Affiliate;

(p) The Licensed Know-How has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality. To the knowledge of WuXi Biologics and its Affiliates, no breach of such confidentiality has been committed by any Third Party;

(q) The inventions claimed by the Product Patents and Licensed Patents (i) were not conceived, discovered, developed, or otherwise made in connection with any research activities funded, in whole or in part, by any Governmental Authority, including the federal government of the U.S. or any agency thereof, (ii) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e) or foreign equivalents;

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(r) All information provided by WuXi Biologics to Licensee for due diligence purposes in relation to this Agreement is accurate in all material respects, and WuXi Biologics has not withheld or omitted to provide Licensee with any material information related to the Patents, Know-How or other intellectual property rights associated with the Licensed IP or Product Patents, or information related to the safety or efficacy of the Licensed Antibody or any Product and WuXi Biologics has, prior to the Effective Date, provided Licensee with a true, complete and correct copies of any documents and materials relating to the prosecution, defense, maintenance, validity and enforceability of the Product Patents and Licensed Patents;

(s) The Licensed Antibody has not been (i) obtained by [***] the Existing Bispecific Antibody or a variant obtained by modifying the Existing Bispecific Antibody structure or sequence [***]; or (ii) obtained by modifying the Existing Bispecific Antibody structure or sequence. For purposes of this Section 6.2(t), [***];

(t) (i) neither WuXi Biologics nor any of its Affiliates has granted to any Third Party any license, covenant not to sue, option or other rights to any Licensed Antibody, (ii) WuXi Biologics solely owns all right, title and interest in or to the Licensed Antibodies, (iii) no Patent owned or controlled by WuXi Biologics or any of its Affiliates, or Third Party with whom WuXi Biologics collaborated or otherwise engaged under a license, collaboration, or joint venture or similar strategic agreement in the discovery, generation, creation or conception of any Licensed Antibody or any of their Affiliates, covers any Licensed Antibody or its exploitation, (iv) WuXi Biologics owns all right, title and interest in and to each Licensed Patent and all inventors of each such Licensed Patents were employees of WuXi Biologics at the time of such invention, (v) termination of any WuXi Biologics agreement would not adversely effect Licensee’s or its Affiliates’ or Sublicensees’ rights or obligations hereunder, and (vi) WuXi Biologics will not amend any existing WuXi Biologics agreement in a manner that adversely impacts Licensee; and

(u) WuXi Biologics shall promptly notify Licensee in the event any breach of the representations, warranties, or covenants set forth in Section 6.2.

(v) WuXi Biologics shall not pursue any patent claims directed to [***]in any Licensed Patent without the prior written consent of Licensee.

6.3 Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, LICENSOR DOES NOT MAKE ANY REPRESENTATIONS OR EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY LICENSED IP.

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7.	INDEMNIFICATION

7.1 Indemnification by Licensee. Licensee hereby agrees to defend, indemnify, and hold harmless WuXi Biologics and its respective directors, officers, employees, and agents (each, a “WuXi Biologics Indemnitee”) from and against any and all liabilities, expenses, and losses, including reasonable legal expenses and attorneys’ fees (collectively, “Losses”), to which any WuXi Biologics Indemnitee may become subject as a result of any claim, demand, action, or other proceeding (each, a “Claim”) by any Third Party to the extent such Losses arise out of:

(a) the Development, Manufacture, sell, offer for sale, import, export and other Commercialization of Product in the Field by Licensee or its Affiliates or Sublicensees;

(b) the gross negligence or willful misconduct of any Licensee Indemnitee in performing their obligations under this Agreement; or

(c) the breach by Licensee of any warranty, representation, covenant, or agreement made by Licensee in this Agreement;

except, in each case (a)-(c), to the extent such Losses arise out of any activities set forth in Sections 7.2(a)-(b) for which WuXi Biologics is obligated to indemnify any Licensee Indemnitee under Section 7.2.

7.2 Indemnification by WuXi Biologics. WuXi Biologics hereby agree to defend, indemnify, and hold harmless Licensee, its Affiliates, and Sublicensees and their respective directors, officers, employees, and agents (each, an “Licensee Indemnitee”) from and against any and all Losses to which any Licensee Indemnitee may become subject as a result of any Claim by any Third Party to the extent such Losses arise out of:

(a) the gross negligence or willful misconduct of any WuXi Biologics Indemnitee; or

(b) the breach by WuXi Biologics of any warranty, representation, covenant, or agreement made by WuXi Biologics in this Agreement;

except, in each case (a)-(b), to the extent such Losses arise out of any activities set forth in Sections 7.1(a)-(c) for which Licensee is obligated to indemnify the WuXi Biologics Indemnitee under Section 7.1.

7.3 Procedure.

(a) Notice. The Party claiming indemnity under this Article 7 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim.

(b) Control. At the request of the Indemnified Party, the Indemnifying Party shall assume and conduct the defense of the Claim with counsel of its choice and the Indemnified Party shall provide the Indemnifying Party with reasonable assistance, [***], in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choice [***]; provided, however, that in the case of a Third Party Infringement Claim, Licensee shall have the right to assume and conduct the defense of the Claim with counsel of its choice.

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(c) Settlement Rights. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned, or delayed, unless the settlement involves only the payment of money, no admission of wrong-doing or fault by the Indemnified Party, and no restriction on the future actions or activities of the Indemnified Party. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle such Claim without the prior written consent of the Indemnifying Party.

7.4 Insurance. During the Term and for a commercially reasonable period of time thereafter, each Party, [***], shall maintain commercial general liability insurance and product liability and other appropriate insurance in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

7.5 Limitation of Liability.

(a) NO CONSEQUENTIAL OR PUNITIVE DAMAGES. NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS OR THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, INCLUDING ANY LOST PROFITS ARISING OUT OF THIS AGREEMENT, IN EACH CASE HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE. THE FOREGOING LIMITATIONS DO NOT APPLY TO (I) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 7.1 OR 7.2; (II) LOSSES ARISING OUT OF OR RELATING TO A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8 OR A BREACH OF SECTION 3.6; (III) LOSSES ARISING OUT OF OR RELATING TO THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR ANY OF ITS AFFILIATES; OR (IV) BREACH OF SECTIONS 6.2(t) OR 6.2(u).

(b) LIABILITY CAP. EXCEPT FOR A BREACH BY WUXI BIOLOGICS OF ITS CONFIDENTIALTIY OBLIGATIONS IN SECTION 8, INDEMNIFICATION OBLIGATIONS IN SECTION 7, A BREACH OF SECTION 3.6, OR A BREACH OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS IN SECTIONS 6.2(b), 6.2(i), 6.2(s) and 6.2(t), OR ITS GROSS NEGLIGENCE, WILFUL MISCONDUCT OR FRAUD, THE AGGREGATE AMOUNT OF LICENSOR’S LIABILITY UNDER THIS AGREEMENT FOR ALL CLAIMS, SHALL BE NO MORE THAN THE AMOUNT OF PAYMENTS PAID OR PAYABLE BY LICENSOR FROM LICENSEE UNDER THIS AGREEMENT AT THE TIME WHEN SUCH LIABILITY ARISES.

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8.	CONFIDENTIALITY

8.1 Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for [***] thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose, and shall not use for any purpose other than as expressly provided for in this Agreement, any Confidential Information of the other Party, and both Parties shall keep confidential and, subject to the remainder of this Article 8, shall not publish or otherwise disclose the terms of this Agreement. Each Party may use the other Party’s Confidential Information only to the extent required to accomplish the purposes of this Agreement, including exercising its rights and performing its obligations under this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but in any event no less than reasonable care) to ensure that its employees, agents, consultants, contractors, and other representatives do not disclose or make any unauthorized use of the other Party’s Confidential Information. Each Party will promptly notify the other upon discovery of any loss or unauthorized use or disclosure of the other Party’s Confidential Information.

8.2 Exceptions. The obligations of confidentiality and restriction on use under Section 8.1 will not apply to any information that the receiving Party can prove by competent written evidence:

(a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available to the public;

(b) is known by the receiving Party at the time of its receipt of such information, other than by previous disclosure of the disclosing Party, or its Affiliates, employees, agents, consultants, or contractors; provided, that, for clarity, the foregoing exception shall not apply to Licensed Know-How;

(c) is hereafter furnished to the receiving Party without restriction by a Third Party who has no obligation of confidentiality or limitations on use with respect thereto, as a matter of right; or

(d) is independently discovered or developed by the receiving Party without the use of the disclosing Party’s Confidential Information.

8.3 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a) filing, prosecuting, and maintaining Patents as permitted by this Agreement;

(b) filing and maintaining Regulatory Approvals and other Regulatory Filings for Products that such Party has a license or right to Develop, Manufacture, and Commercialize under this Agreement in a given country or jurisdiction;

(c) prosecuting or defending against litigation as permitted by this Agreement;

(d) complying with Applicable Law (including regulations promulgated by securities exchanges) or court or administrative orders;

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(e) disclosure to actual and bona fide potential investors, acquirers, licensees, and other financial or commercial partners for the purpose of evaluating or carrying out an actual or potential investment, acquisition, or collaboration, in each case under written obligations of confidentiality and non-use at least as stringent as those herein or otherwise customary for the circumstances of disclosure; and

(f) disclosure to its and its Affiliates’ employees, consultants, contractors, agents, licensees, and sublicensees, in each case on a need-to-know basis in connection with the Development, Manufacture, Commercialization or other exploitation of the Licensed Antibody and Product in accordance with the terms of this Agreement, in each case under written obligations of confidentiality and non-use at least as stringent as those herein.

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 8.3(c) or 8.3(d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own confidential information of a similar nature, but in no event less than reasonable efforts. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information. Any information disclosed pursuant to any of the foregoing subsections shall remain Confidential Information and subject to the foregoing provisions of this Article 8.

8.4 Publications. Licensee shall have the sole right, at its sole discretion, to publish or otherwise disclose (a) the results of and other information regarding any Development activities performed under this Agreement with respect to any Product, and (b) sequence information with respect to any Product, solely to the extent that such sequence information has not been previously published as permitted under this Agreement.

8.5 Publicity; Public Disclosures Neither Party shall issue any other public announcement, press release or other public disclosure regarding the terms of this Agreement without the other Party’s prior written consent, except for any such announcement, release or disclosure that is, in the opinion of counsel of the Party proposing to issue such announcement, release or disclosure, required by Applicable Law or the rules of a stock exchange on which the securities of the Party proposing to issue such announcement, release or disclosure are listed (or to which an application for listing has been submitted). The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by a Party with the SEC or as otherwise required by Applicable Laws, provided that each Party shall have the right to make any such filing as it reasonably determines necessary under Applicable Laws. In addition, once the existence of this Agreement, the identity of the other Party, or any terms of this Agreement are publicly disclosed in accordance with this Section 8.5, either Party shall be free to disclose, without the other Party’s prior written consent, such information as has already been publicly disclosed in accordance with this Section 8.5.

8.6 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that a Party would suffer upon unauthorized disclosure, use, or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 8. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 8.

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9.	TERM AND TERMINATION

9.1 Term. This Agreement shall commence on the Effective Date and, unless terminated earlier as provided in this Article 9 or by mutual written agreement of the Parties, shall continue, on a Product-by-Product and country-by-country basis, until the expiration of the Royalty Term for such Product in such country (the “Term”). Upon such expiration, the license with respect to the corresponding Product and the corresponding country would become fully paid up, perpetual, and irrevocable.

9.2 Termination by Candid for Convenience. At any time, Candid shall have the right to terminate the Agreement in its entirety, or on a country-by-country basis, at any time, for any or no reason, upon [***] prior written notice to WuXi Biologics.

9.3 Termination for Cause.

(a) Material Breach. Each Party shall have the right to terminate this Agreement immediately in its entirety upon written notice to the other Party if such other Party materially breaches this Agreement and has not cured such breach to the reasonable satisfaction of the other Party within [***] after notice of such breach from the non-breaching Party, provided that if Licensee’s material breach is specific to a particular country or jurisdiction in the Territory, then WuXi Biologics shall only have the right to terminate this Agreement to such country or jurisdiction. If cure of such breach (other than non-payment) cannot reasonably be effected within such [***], the breaching Party shall deliver to the non-breaching Party a plan reasonably calculated to cure such breach within a reasonable timeframe, but in any event within [***]. If the breaching Party fails to diligently carry out such plan and cure such breach as provided above, then the non-breaching Party may terminate this Agreement upon written notice to the breaching Party.

(b) Disputed Breach. If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party, and such alleged breaching Party provides the other Party notice of such dispute within [***], then the other Party shall not have the right to terminate this Agreement under Section 9.3(a) unless and until a panel of arbitrators, in accordance with Section 10.2, has determined that the alleged breaching Party has materially breached this Agreement and such Party fails to cure such breach within the applicable cure period set forth above following such decision.

(c) Bankruptcy. Each Party shall have the right to terminate this Agreement immediately in its entirety upon written notice to the other Party if such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee, or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation, or any other similar proceeding for the release of financially distressed debtors or becomes a party to any proceeding or action of the type described above and such proceeding is not dismissed within [***] after the commencement thereof.

CONFIDENTIAL

(d) Patent Challenge. If Licensee or its Affiliates or Sublicensees, directly or indirectly through any Third Party, commences any interference or opposition proceeding with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Licensed Patent (“WuXi Biologics Patent Challenge”), then WuXi Biologics, at its discretion, may give written notice to Licensee that WuXi Biologics will terminate the license granted to Licensee under Section 2.1 to such Licensed Patent unless such WuXi Biologics Patent Challenge is withdrawn, abandoned, or terminated as appropriate within [***] after receipt of such written notice. For the avoidance of doubt, any WuXi Biologics Patent Challenge asserted as a defense or counterclaim to an action first brought by WuXi Biologics or any of its Affiliates against the Licensee or any of its Affiliates or Sublicensees will not give rise to a right to terminate this Agreement by WuXi Biologics under this Section 9.3(d).

9.4 Effects of Termination. Upon any termination of this Agreement in its entirety or with respect to a Product or country by either Party, the following terms will apply. (For clarity, during the pendency of any dispute regarding material breach and/or any termination notice period, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.)

(a) Licenses. Unless otherwise provided in this Section 9.4, if the Agreement is terminated in its entirety, the licenses granted by WuXi Biologics under this Agreement either as to the Product or the country in question, as the case may be, will automatically terminate. If termination of this Agreement solely with respect to a Product (the “Terminated Product”) or country (the “Terminated Country”), the license granted by WuXi Biologics to Licensee shall terminate with respect to such Terminated Product or Terminated Country and this Agreement shall continue in full force and effect with respect to all other Products and other countries in the Territory not subject to termination.

(b) Sublicenses. At each Sublicensee’s request, WuXi Biologics shall grant to such Sublicensee a direct license, provided that such Sublicensee is not then in default of its sublicense agreement. Such direct license shall not obligate such Sublicensee to perform contractual obligations greater than those set forth herein, and the scope of such direct license shall be no less than the scope of the license granted in this Agreement and sublicensed to such Sublicensee.

9.5 Confidential Information. Upon expiration or termination of this Agreement in its entirety, each Party shall promptly return to the other Party, or delete or destroy, all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party, provided that a Party may keep one copy of such materials for legal archival purposes subject to continuing confidentiality obligations and provided that unless otherwise expressly provided, Licensee has no obligation to transfer any Regulatory Approvals, all submissions for the Regulatory Approvals, registration dossier, clinical, technical and other relevant reports, records, data, information and materials of the Development, Manufacture or Commercialization of the terminated Products made by or on behalf of Licensee. Notwithstanding the foregoing, Licensee shall not be required to return or destroy such record and materials following expiration (not termination) of this Agreement in order to exercise the license granted to it in the last section of Section 9.1

CONFIDENTIAL

9.6 Alternative Remedy in Lieu of Termination. If WuXi Biologics materially breaches Sections 2.1, 3.6, 6.1, 6.2(a), 6.2(b), 6.2(d), 6.2(e), 6.3(f), 6.3(i) or 6.3(j) of this Agreement and due to which the Licensee has a right to terminate pursuant to Section 9.3(a), then, both Parties shall discuss in good faith to explore alternative remedies; provided, however, that any alternative remedy determined in good faith between the Parties shall [***]

9.7 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation or right accruing prior to such expiration or termination. Except as set forth below or elsewhere in this Agreement, the obligations and rights of the Parties under the following provisions of this Agreement shall survive expiration or termination of this Agreement: Articles 5, 7, 8, 9, 10 and 11.

9.8 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein

10.	GOVERNING LAW AND DISPUTE RESOLUTION

10.1 Governing Law. This Agreement will be governed by and interpreted under the laws of the State of New York, without reference to any rules of conflict of laws and excluding the United Nations Convention on Contracts for the International Sales of Goods.

10.2 Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 10.2 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, if and when a dispute arises under this Agreement.

(a) Internal Resolution. With respect to all disputes arising between the Parties under this Agreement, including, without limitation, any alleged breach under this Agreement or any issue relating to the interpretation or application of this Agreement, if the Parties are unable to resolve such dispute within [***] after such dispute is first identified by either Party in writing to the other, the Parties shall refer such dispute to the Executive Officers of the Parties for attempted resolution by good faith negotiations within [***] after such notice is received.

(b) Binding Arbitration.

(i) If the Parties fail to resolve the dispute through escalation to the Executive Officers under Section 10.2(a), and a Party desires to pursue resolution of the dispute, the dispute shall be submitted by either Party for resolution in arbitration administered [***].

CONFIDENTIAL

(ii) The arbitration shall be conducted by a panel of three arbitrators experienced in the pharmaceutical business: within [***] after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator (who shall be the chairperson of the arbitration panel) within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by [***]. If, however, the aggregate award sought by the Parties is [***] and equitable relief is not sought, the arbitration shall be conducted by a single arbitrator agreed by the Parties (or appointed by [***] if the Parties cannot agree).

(iii) The seat and location of the arbitration shall be [***] and the language of the proceedings shall be English. The arbitral tribunal shall determine the dispute by applying the provisions of this Agreement and the governing law set forth in Section 10.1. The Parties agree that any award or decision made by the arbitral tribunal shall be final and binding upon them and may be enforced in the same manner as a judgment or order of a court of competent jurisdiction.

(iv) By agreeing to arbitration, the Parties shall not deprive any court of its jurisdiction to issue, at the request of a Party, a pre-arbitral injunction, pre-arbitral attachment or other injunctive or equitable relief. Without prejudice to such equitable remedies in aid of arbitration as may be available under the jurisdiction of a competent court, the arbitral tribunal shall have full authority to grant equitable remedies and to award damages for the failure of any Party to the dispute to respect the arbitral tribunal’s order to that effect.

(v) [***].

(vi) Notwithstanding anything in this Section 10.2(b), in the event of a dispute with respect to the validity, scope, enforceability or ownership of any Patent or other intellectual property rights, and such dispute is not resolved in accordance with Section 10.2(a), such dispute shall not be submitted to an arbitration proceeding in accordance with this Section 10.2(b), unless otherwise agreed by the Parties in writing, and instead either Party may initiate litigation in a court of competent jurisdiction in any Country in which such rights apply.

11.	GENERAL PROVISIONS

11.1 Entire Agreement; Modification. This Agreement, including the Schedules, is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written, or otherwise, concerning any and all matters contained herein, including the Confidentiality Agreement. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

11.2 Relationship Between the Parties. The Parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture, or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty, or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

11.3 Performance by Affiliates. Each Party may discharge any obligations and exercise any right under this Agreement through any of its Affiliates. Either Party shall cause its Affiliates to comply with the provisions of this Agreement in connection with any performance of its obligations under this Agreement.

CONFIDENTIAL

11.4 No Benefit to Third Parties. Except as provided in Article 6, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons or entities.

11.5 Waiver. The waiver by either Party of any right under this Agreement or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. Any waiver by a Party of a particular term or condition will be effective only if set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.

11.6 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed). The Parties may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent as follows:

(a) in connection with a sale of all or substantially all of the business or assets of such Party (and for clarity, in the case of Licensee, in connection with a sale of all or substantially all of its rights, title and interest in and to all Licensed Antibody and Products in the Territory), whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets, or otherwise; or

(b) the Licensee may assign this Agreement and its rights and obligations hereunder to an Affiliate of Licensee without the consent of WuXi Biologics, which consent not to be unreasonably withheld, conditioned or delayed, provided that if the entity to which this Agreement is assigned ceases to be an Affiliate of the assigning Party, this Agreement shall be automatically assigned back to the assigning Party or its successor.

The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties specified above, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 11.6. Any assignment not in accordance with this Section 11.6 shall be null and void and of no legal force or effect.

11.7 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. The Parties will in such an instance use their best efforts to replace the invalid, unenforceable, or illegal provision(s) with valid, enforceable, and legal provision(s) that best implement the original intent of the Parties and purposes of this Agreement.

CONFIDENTIAL

11.8 Notices. Any notice to be given under this Agreement must be in writing and delivered either (a) in person or (b) by (i) air mail (postage prepaid) requiring return receipt or (ii) overnight courier, or (iii) facsimile or email, in each case to the Party to be notified at its address given below, or at any other address such Party may designate by prior written notice to the other in accordance with this Section 11.8. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (w) if personally delivered, the date of actual receipt; (x) if air mailed, [***] after the date of postmark; (y) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries; or (z) if sent by facsimile or by email, the date of confirmation of receipt if during the recipient’s normal business hours, otherwise the next Business Day.

If sent to WuXi Biologics, notices must be addressed to:

[***]

If sent to Licensee, notices must be addressed to:

[***]

11.9 Force Majeure. Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such Party’s reasonable control, including fire, flood, explosion, earthquake, pandemic, or other natural forces or acts of God, war, civil unrest, acts of terrorism, accident, destruction, or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and where the Party has not caused such event(s) to occur. Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within [***] after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any Party be required to prevent or settle any labor disturbance or dispute.

11.10 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections, and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections, and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “including” and similar words means including without limitation. The word “or” means “and/or” unless the context dictates otherwise because the subjects of the conjunction are, or are intended to be, mutually exclusive. The words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language.

CONFIDENTIAL

11.11 Counterparts; Electronic or Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

11.12 Restricted Information Sharing. Notwithstanding anything to the contrary, nothing in this Agreement obligates Licensee, its Affiliates or Sublicensees to disclose or provide access to any information to WuXi Biologics, its Affiliates or otherwise to the extent such disclosure or access would, in the reasonable opinion of Licensee’s (or such Affiliate’s or Sublicensee’s) outside counsel, violate an Applicable Law in the United States of America.

{SIGNATURE PAGE FOLLOWS}

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have caused this LICENSE AGREEMENT to be executed and entered into by their duly authorized representatives as of the Effective Date.

CANDID THERAPEUTICS, INC.		WUXI BIOLOGICS (SHANGHAI) CO., LTD

By:	/s/ Ken Song	By:	/s/ Zhisheng Chen
Name: Ken Song		Name: Zhisheng Chen
Title: President and CEO		Title: CEO

Schedule 1

Product Patents

Country/Region	Patent Application No.	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]

Schedule 2

WuXi Biologics Platform Patents

2-1 WuXiBody Patents

Country/Region	Patent Application No.	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	2018-9-20	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Country/Region	Patent Application No.	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Country/Region	Patent Application No.	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Schedule 3

WuXi Biologics [***] Patents

CD3 Patents

Country Name	Application #	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CD19 Patents

Country Name	Application #	Filing Date	Title	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Schedule 4

None